©2021 3D Systems, Inc. | All Rights Reserved. First Quarter 2021 Financial Results May 11, 2021 EXHIBIT 99.2

©2021 3D Systems, Inc. | All Rights Reserved.2 Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Jagtar Narula Executive VP and Chief Financial Officer Andrew Johnson Executive VP and Chief Legal Officer John Nypaver, Jr. VP, Treasurer and Investor Relations To participate via phone, please dial: 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved. Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as “believes,” “beliefs,” ''may,'' ''will,'' ''should,'' expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described in this message including those set forth below. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D Systems' actual results could differ materially from those stated or implied in forward- looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our Quarterly Reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3 Forward Looking Statements

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 4

©2021 3D Systems, Inc. | All Rights Reserved.5 Transformation is Yielding Results Strategic Purpose Strategic Purpose Reorganize Restructure Divest/Invest We are the leaders in enabling additive manufacturing solutions for applications in growing markets that demand high reliability products.

©2021 3D Systems, Inc. | All Rights Reserved.6 Strengths That Drive Future Success • Broad technology portfolio • Strong application engineering capability • Scale to support and grow customers’ needs

©2021 3D Systems, Inc. | All Rights Reserved.7 Colorado Expansion • Established operation for groundbreaking precision healthcare applications and medical technology • New investments in application expertise, hardware and software technology will enable us to accelerate time-to-market, expand our offerings, and better support the needs of our growing customer base • Expanding capabilities of Application Innovation Group to address additional and more complex applications across both the healthcare and industrial verticals

©2021 3D Systems, Inc. | All Rights Reserved.8 Acquisition: Additive Works • Software company focused on optimization and automation of AM print set-up and workflow generation • Highly automated simulation software interfaces seamlessly with leading CAD systems as well as our 3DXpert and other print platforms • Increases productivity by reducing set-up time, while improving product yield, throughput and component performance, resulting in a faster, more reliable manufacturing process, improved part cost, and improved component performance

©2021 3D Systems, Inc. | All Rights Reserved.9 Acquisition: Allevi • Developer of bioprinting solutions: bioprinters, biomaterials / bioinks, and specialized laboratory software • Established presence in over 380 medical and pharmaceutical laboratories in over 40 countries • Positions us to leverage the technology we have developed for in vivo applications to meet laboratory needs on an expanded scale

©2021 3D Systems, Inc. | All Rights Reserved. Jagtar Narula Chief Financial Officer 10

©2021 3D Systems, Inc. | All Rights Reserved.11 Q1 Summary QUARTER ENDED MARCH 31, 2021 2020 (IN MILLIONS, EXCEPT PER SHARE AMOUNTS) REVENUE $ 146.1 $ 135.6 OPERATING LOSS $ (2.0) $ (18.2) NET INCOME (LOSS) $ 45.2 $ (18.9) INCOME (LOSS) PER SHARE - DILUTED $ 0.36 $ (0.17) NON-GAAP OPERATING INCOME (LOSS) $ 13.1 $ (5.0) NON-GAAP NET INCOME (LOSS) $ 20.9 $ (4.5) NON-GAAP INCOME (LOSS) PER SHARE - DILUTED $ 0.17 $ (0.04) ADJUSTED EBITDA $ 19.8 $ 2.2 * See Appendix for reconciliation of GAAP and non-GAAP operating loss, net loss and net loss per share. HIGHLIGHTS Q1 Revenue increased 7.7% YoY; 16.6% excluding divested business Second consecutive quarter of YoY revenue growth $32.9M gain from divestiture of software business contributed to GAAP NI improvement

©2021 3D Systems, Inc. | All Rights Reserved.12 Revenue by Market $ in millions $73.1 $73.6 Q1 2020 Q1 2021 Industrial Revenue Q1 YoY (excluding divested business) +0.7% $52.3 $72.5 Q1 2020 Q1 2021 Healthcare Revenue Q1 YoY +38.7%

©2021 3D Systems, Inc. | All Rights Reserved.13 Gross Profit Margin • Year-over-Year improvement driven by higher sales volume, mix including software sales and the impact of our cost reduction activities • Grew margins despite divesting Cimatron software business See appendix for a reconciliation of non-GAAP gross profit. 43% 41% 43% 43% 44% 30% 35% 40% 45% 50% Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 Non-GAAP GPM 42% 31% 43% 42% 44% 30% 35% 40% 45% 50% Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 GAAP GPM Cimatron Divestiture

©2021 3D Systems, Inc. | All Rights Reserved.14 Operating Expenses $75.4 $69.0 $126.2 $71.7 $66.2 $0 $20 $40 $60 $80 $100 $120 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $ in m ill io ns GAAP R&D SG&A Goodwill Impairment $63.0 $57.1 $58.8 $58.0 $51.2 $0 $20 $40 $60 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $ in m ill io ns Non-GAAP R&D SG&A GAAP operating expenses decreased 12.1% compared to first quarter 2020 due to savings achieved from cost restructuring activities and the impact of divested businesses offset by higher stock compensation expense Non-GAAP operating expenses decreased 18.7% compared to the prior year as we saw benefits from our restructuring efforts as well as the impact of divested businesses See appendix for a reconciliation of non-GAAP operating expenses.

©2021 3D Systems, Inc. | All Rights Reserved.15 1.6% -3.2% 5.3% 13.3% 13.6% -5.0% 0.0% 5.0% 10.0% 15.0% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Adjusted EBITDA Margin Defined as non-GAAP Operating Income plus Depreciation See appendix for a reconciliation of Non-GAAP Operating Income and Adjusted EBITDA.

©2021 3D Systems, Inc. | All Rights Reserved.16 Strong Balance Sheet and Cash Generation • Generated $28.5 million of cash from operations • Repaid $21.4 million of debt; debt free • $133.0 million of cash, cash equivalents, and restricted cash • $100.0 million undrawn revolver with approximately $92.0 million of availability

©2021 3D Systems, Inc. | All Rights Reserved.17 -40% -30% -20% -10% 0% 10% 20% Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 YoY Revenue Growth Rates Trending Up Growing Profitably and Generating Cash -$25 -$15 -$5 $5 $15 $25 $35 Q1:20 Q2:20 Q3:20 Q4:20 Q1:21 U SD in M ill io ns Cash From Operations

©2021 3D Systems, Inc. | All Rights Reserved. INVESTOR DAY September 9, 2021 Denver, Colorado Details coming soon

©2021 3D Systems, Inc. | All Rights Reserved. Dr. Jeffrey Graves President & Chief Executive Officer 19

©2021 3D Systems, Inc. | All Rights Reserved.20 Summary Focus on operational execution • Return to year-over-year growth • Strong balance sheet and cash generation Intentional action on our 4-stage plan • Exploring additional divestitures of non- core assets • Investing for sustained growth and profitability

©2021 3D Systems, Inc. | All Rights Reserved.21 Q&A Session 1-201-689-8345

©2021 3D Systems, Inc. | All Rights Reserved.22 Thank You Find out more at: www.3dsystems.com

©2021 3D Systems, Inc. | All Rights Reserved. Appendix

©2021 3D Systems, Inc. | All Rights Reserved.24 Presentation of Information 3D Systems reports is financial results in accordance with GAAP. To facilitate a better understanding of the impact that strategic acquisitions, non-recurring charges and certain non-cash expenses had on its financial results, management reviews certain non-GAAP measures, including non-GAAP Operating Income, non-GAAP Net Income (Loss), non-GAAP Basic and Diluted Income (Loss) per Share, non-GAAP Gross Profit, non-GAAP Gross Profit Margin, non-GAAP SG&A Expenses and non-GAAP Operating Expenses, each of which exclude the impact of amortization of intangibles, acquisition and severance expenses, stock-based compensation expense, litigation settlements and charges related to strategic decisions and portfolio realignment, and Adjusted EBITDA, defined as non-GAAP Operating Income plus depreciation, and Adjusted EBITDA Margins to better evaluate period-over-period performance. A reconciliation of GAAP to non-GAAP results is provided in the accompanying schedule. 3D Systems does not provide forward-looking guidance on a GAAP basis. The company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most directly comparable forward- looking GAAP measures without unreasonable effort because 3D Systems cannot reliably forecast legal, acquisition and divestiture expenses, restructuring expenses, product end of life adjustments and goodwill impairment, which are difficult to predict and estimate. These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially.

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Operating Income (Loss) (Unaudited) First Quarter Non-GAAP Operating Income (Loss) 25 Quarter Ended March 31, (in millions) 2021 2020 GAAP Operating loss $ (2.0) $ (18.2) Adjustments: Amortization, stock-based compensation & other (1) 13.4 10.7 Legal, acquisition and divestiture related (2) 0.5 0.3 Cost optimization plan, including severance costs (3) 1.0 2.3 Non-GAAP Operating income (loss) $ 13.1 $ (5.0) Depreciation (4) 6.7 7.3 Adjusted EBITDA $ 19.8 $ 2.3 (1) For the quarter ended March 31, 2021, the adjustment included $0.1 in COGS and $13.3 in SG&A. For the quarter ended March 31, 2020, the adjustment included $0.1 in COGS and $10.6 in SG&A. (2) For the quarter ended March 31, 2021, the adjustment included $0.5 in SG&A. For the quarter ended March 31, 2020, the adjustment included $0.1 in COGS and $0.2 in SG&A. (3) For the quarter ended March 31, 2021, the adjustment included $1.0 in SG&A. For the quarter ended March 31, 2020, the adjustment included $0.7 in COGS and $1.5 in SG&A. (4) For the quarter ended March 31, 2021, the adjustment included $2.7 in COGS, $2.4 in SG&A and $1.6 in R&D. For the quarter ended March 31, 2020, the adjustment included $3.2 in COGS, $2.4 in SG&A and $1.7 in R&D. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Net Income (Loss) (Unaudited) First Quarter Non-GAAP Net Income (Loss) 26 Quarter Ended March 31, (in millions) 2021 2020 GAAP Net income (loss) $ 45.2 $ (18.9) Adjustments: Amortization, stock-based compensation & other 13.4 10.7 Legal, acquisition and divestiture related (1) (38.9) 0.4 Cost optimization plan, including severance costs 1.0 2.3 Impairment of cost-method investments (2) — 1.1 Non-GAAP net income (loss) $ 20.9 $ (4.5) (1) In addition to the adjustments for operating income (loss), the net loss adjustments also included $(39.4) in other income (expense) for the quarter ended March 31, 2021 and $0.1 in other income (expense) for the quarter ended March 31, 2020. (2) For the quarter ended March 31, 2020 the net loss adjustment included $1.1 in interest and other income (expense), net. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - EPS (Unaudited) First Quarter Non-GAAP Net Income (Loss) per Share * Amounts in table may not foot due to rounding 27 Quarter Ended March 31, 2021 2020 GAAP Net income (loss) per share - basic $ 0.37 $ (0.17) GAAP Net income (loss) per share - diluted $ 0.36 $ (0.17) Adjustments: Amortization, stock-based compensation & other 0.11 0.09 Legal, acquisition and divestiture related (0.31) — Cost optimization plan, including severance costs 0.01 0.02 Impairment of cost-method investments — 0.01 Non-GAAP Net income (loss) per share - basic $ 0.17 $ (0.04) Non-GAAP Net income (loss) per share - diluted $ 0.17 $ (0.04)

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - GP and GPM (Unaudited) Quarterly 2020 and 2021 Non-GAAP Gross Profit & Margin * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 28 2021 2020 Quarter Ended Quarter Ended (in millions) March 31 March 31 GAAP Gross Profit $ 64.2 $ 57.1 GAAP Gross Profit Margin 44.0% 42.1 % Adjustments: Amortization, stock-based compensation & other 0.1 0.1 Legal and acquisition-related — 0.1 Cost optimization plan — 0.7 Non-GAAP Gross Profit $ 64.3 $ 58.0 Non-GAAP Gross Profit Margin 44.0% 42.7%

©2021 3D Systems, Inc. | All Rights Reserved. Non-GAAP Reconciliation - Operating Expense (Unaudited) Quarterly 2020 and 2021 Non-GAAP Operating Expenses * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 29 2021 2020 Quarter Ended Quarter Ended (in millions) Mar 31 Mar 31 GAAP SG&A Expenses $ 49.6 $ 56.1 GAAP R&D Expenses 16.6 19.2 GAAP Operating Expenses 66.2 75.4 Adjustments to R&D Expenses: Cost optimization plan — 0.1 Non-GAAP R&D Expenses 16.6 19.1 Adjustments to SG&A Expenses: Amortization, stock-based compensation & other 13.3 10.6 Legal and acquisition-related 0.5 0.2 Cost optimization plan 1.0 1.5 Total Adjustments to SG&A Expenses 14.9 12.2 Non-GAAP SG&A Expenses 34.6 43.9 Non-GAAP Operating Expenses $ 51.2 $ 63.0